SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2004

PORTAL SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-25829	77-0369737
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10200 South De Anza Boulevard, Cupertino, CA		95014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 572-2000

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1 Press Release, dated August 9, 2004 announcing revised estimates of Portal Software, Inc.’s (the “Registrant”) revenue, bookings and certain other results for its second fiscal quarter ended July 31, 2004 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

On August 9, 2004, the Registrant announced revised estimates of its revenue, bookings and certain other results for its second fiscal quarter ended July 31, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

1

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTAL SOFTWARE, INC.

Date: August 11, 2004	By:	/s/ Larry Bercovich
	Name:	Larry Bercovich
	Title:	Vice President, General Counsel & Secretary

2